UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2022

LIFE ON EARTH, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55464 (Commission File Number)	46-2552550 (I.R.S. Employer Identification No.)

1270 N. Wickham Road, Suite 13, No. 1019 Melbourne, FL (Address of principal executive offices)	32935 (Zip Code)

Registrant’s telephone number, including area code: (321) 306-0306

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2021, Registrant entered into a Management Operating Agreement with CareClix Holdings, Inc. (“SOLI”) which enabled Registrant to complete an Interim Closing of the acquisition of four operating subsidiaries of SOLI, with the final closing of the transaction when a Form S-4 registration statement to register the consideration shares to be issued by Registrant is filed with and declared effective by the SEC. On May 2, 2022, the Board of Directors of Registrant approved an Amended Management Operating Agreement, removing all further conditions to the Final Closing except the obligation to register and issue the balance of the share consideration, and removing a rescission provision in the event that certain conditions were not met by May 31, 2022. Registrant has

The Amended Management Operating Agreement also eliminated the issuance of 2.5 million shares of Series E Preferred stock, convertible automatically at 1 for 100 into common stock when Registrant amended its Articles of Incorporation to increase its authorized common shares so that the conversion could take place. Registrant has now amended its Articles of Incorporation to increase its authorized shares.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As noted in Section 1.01 above, Registrant has completed the acquisition of the four operating subsidiaries of SOLI, effective May 2, 2022, which are wholly owned subsidiaries of Registrant. The share consideration, a total of 300 million shares of Registrant’s common stock, have been reserved for issuance as soon as the shares are registered on Form S-4, which is expected to be filed immediately upon filing of Registrant’s Form 10-K Annual Report for its fiscal year ended May 31, 2022. There is and was no material relationship between Registrant and SOLI at or after December 31, 2021. The net effect of the transaction is that each common shareholder of SOLI at December 31, 2021 will receive one registered share of Registrant’s common stock. In addition, 4,000,000 shares of Registrant’s Series A Preferred stock, which votes with the common stock at 60 votes per Series A Preferred share, have been issued to Charles O. Scott, former control shareholder of SOLI, and 1,200,000 shares of Series A Preferred previously held by former directors have been cancelled and reissued to Mr. Scott, as agreed.

Based on the final closing, the current shareholdings of Registrant, and the shareholdings following the issuance of the remaining consideration shares is as follows:

		Current			Expected
	Issued	Vote	Percent	Issued	Vote	Percent
Common	71,822,753	71,822,753	18.7	371,8227,53	371,822,753	54.4
Preferred A	5,200,000	312,000,000	81.3	5,200,000	312,000,000	45.6
Preferred B	100,000	0	0	0	0	0
Preferred C	2,613,375	0	0	0	0	0
Preferred D	16,236	0	0	0	0	0
Preferred E	0	0	0	0	0	0

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

As a result of the closing of the acquisition transaction referenced in Item 2.01, Charles O. Scott became the majority voting shareholder of Registrant, holding 5,200,000 shares of Series A Preferred stock, with 312,000,000 total votes.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, acting as majority voting shareholder of Registrant, Charles O. Scott voted to remove Fernando Leonzo and John C. Romagosa as directors and officers of Registrant. On April 29, 2022, again acting as majority voting shareholder of Registrant, Charles O. Scott voted to remove Mahmood Kahn and Robert Gunther as directors and officers of Registrant. The removals were done in compliance with Section 141(k) of the Delaware General Corporation Law which provides:

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors

On May 2, 2022, the Registrant’s remaining Board of Directors appointed the following as officers of Registrant:

Charles Scott	Chairman and Interim Chief Executive Officer
S. John Korangy,MD	President
Jeff Hollis	Controller, Secretary/Treasurer

The Board of Directors also approved the following:

. RESOLVED, there being five vacancies on the Board of Directors the vacancies shall be filled as soon as qualified independent persons can be identified with appropriate industry, public company and finance experience to serve until the next meeting of the shareholders of the Corporation or until a successor has been elected or appointed, and that the Corporation shall form an Audit Committee, a Compensation Committee and a Governance Committee of the Board of Directors, with appropriate charters., as soon as possible. The Board also approved a review and amendments as appropriate of the Corporation’s Ethical and Conflict of Interest policies.

As a result of these removals, the transition of control of Registrant initiated on December 31, 2022 with the Management Operating Agreement and acquisition of the four CareClix subsidiaries, has been completed.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the meeting of Registrant’s Board of Directors on May 2, 2022, the Board approved amending the Articles of Incorporation of Regisrant to increase the authorized common shares to 500,000,000. $0.001 par value shares and to amend the Statements of Preferences for the Series A, B, C, D, and E Preferred shares as follows:

Series A	5,200,000 shares
Series B	No change
Series C	2,613,375 shares
Series D	16,236 shares
Series E	0 shares

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2022, acting as majority voting shareholder of Registrant, Charles O. Scott voted to remove Fernando Leonzo and John C. Romagosa as directors and officers of Registrant. On April 29, 2022, again acting as majority voting shareholder of Registrant, Charles O. Scott voted to remove Mahmood Kahn and Robert Gunther as directors and officers of Registrant. The removals were done in compliance with Section 141(k) of the Delaware General Corporation Law which provides:

Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors

9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The Final Closing of the acquisition of the CareClix subsidiaries was completed effective May 2, 2022. Required audited financial statements of the CareClix subsidiaries are being prepared and will be filed by an amendment to this Report within 71 days after the filing of this Report and are not attached as an Exhibit to this Report.

(b)	Pro forma financial information

Pro forma financial statements required by this Item are incorporated by Reference to the Form 10-Q Report filed by Registrant for the fiscal quarter ended February 28, 2022. See Footnote 5 to the Financial Statements included in that Report.

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation May 4, 2022
3.2	Amendment to Statement of Preferences of Series A Preferred May 4, 2022
3.3	Amendment to Statement of Preferences of Series C Preferred May 4, 2022
3.4	Amendment to Statement of Preferences of Series D Preferred May 4, 2022
3.5	Amendment to Statement of Preferences of Series E Preferred May 4, 2022
10.1	Amended Management Operating Agreement dated May 2, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2022	Life On Earth, Inc.

	By:	/s/ Charles O. Scott
	Name:	Charles O. Scott
	Title:	Chairman and Chief Executive Officer